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                                                                    EXHIBIT 5(a)

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 THIS CERTIFICATE IS TRANSFERABLE                Organized Under the Laws

                                                              SHARES
          NUMBER

       =============                                       =============
       VOQ
       =============                                       =============


 IN BOSTON OR IN NEW YORK CITY



SEE REVERSE FOR CERTAIN DEFINITIONS         of the Commonwealth of Massachusetts

                                                        CUSIP: 920923-109



                VAN KAMPEN MERRITT OHIO QUALITY MUNICIPAL TRUST


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This certifies that











is the owner of
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      Common Shares of beneficial interest of $0.01 par value per share of

                VAN KAMPEN MERRITT OHIO QUALITY MUNICIPAL TRUST

                             CERTIFICATE OF SHARES

(hereinafter called the "Trust") transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

      Witness the facsimile seal of the Trust and the facsimile signatures of its duly authorized officers.

                VAN KAMPEN MERRITT OHIO QUALITY MUNICIPAL TRUST
                                 MASSACHUSETTS
                                      SEAL
                                     TRUST
                                       *

Dated:


/s/ Ronald A. Nyberg                                     /s/ Dennis J. McDonnell
Secretary                                                President


                     COUNTERSIGNED AND REGISTERED:
                                STATE STREET BANK AND TRUST COMPANY
                                                                  TRANSFER AGENT
                                                                  AND REGISTRAR,

                     BY:


                                                            Authorized Signature

                                                  (c) NORTHERN BANK NOTE COMPANY
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                Van Kampen Merritt Ohio Quality Municipal Trust

      THE TRUST WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF SHARES OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST SHOULD BE MADE TO THE SECRETARY OF THE TRUST.

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      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common         UNIF GIFT MIN ACT-_______Custodian________
                                                         (Cust)          (Minor)
TEN ENT- as tenants by the entireties
                                                   under Uniform Gifts to Minors
 JT TEN- as joint tenants with                     Act _________________________
         right of survivorship and                               (State)
         not as tenants in common

    Additional abbreviations may also be used though not in the above list.

      For value received, __________________ hereby sell, assign and transfer unto __________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
------------------------------------
________________________________________________________________________________

________________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Trust represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________________________________
_______________________________________________________________________ Attorney
to transfer the said shares on the books of the within-named Trust with full power of substitution in the premises.

Dated, ____________________
                              X_________________________________________________
                               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.